Exhibit 99.1

Triton International Announces Pricing of Public Offering of Series E Preference Shares

HAMILTON, Bermuda—(BUSINESS WIRE)—August 11, 2021 — Triton International Limited (NYSE:TRTN) (the “Company” or “Triton”) today announced the pricing of an underwritten offering of 7,000,000 of the Company’s 5.75% Series E Cumulative Redeemable Perpetual Preference Shares with a liquidation preference of $25.00 per share (the “Series E Preference Shares”) for gross proceeds of $175,000,000.

The Company intends to use the net proceeds from the offering for general corporate purposes, including the purchase of containers, the repurchase of outstanding common shares, the payment of dividends, and the repayment or repurchase of outstanding indebtedness. The offering is expected to close on August 18, 2021, subject to customary closing conditions.

BofA Securities, Inc., Citigroup Global Markets Inc., Morgan Stanley & Co. LLC, RBC Capital Markets, LLC and UBS Securities LLC are acting as joint book-running managers for the offering. The offering is made pursuant to an effective shelf registration statement, previously filed with the Securities and Exchange Commission (the “SEC”). The offering is being made only by means of a prospectus supplement and a related prospectus, copies of which may be obtained on the SEC’s website at www.sec.gov or by contacting:

BofA Securities, Inc.

Attn: Prospectus Department

200 North College Street, 3rd Floor

NC1-004-03-43

Charlotte, NC 28255-0001

(800) 294-1322

dg.prospectus_requests@baml.com

Citigroup Global Markets Inc.

Attn: Broadridge Financial Solutions

1155 Long Island Avenue

Edgewood, New York 11717

(800) 831-9146

prospectus@citi.com

Morgan Stanley & Co. LLC

Attn: Prospectus Department

180 Varick Street

New York, NY 10014

(866) 718-1649

prospectus@morganstanley.com

RBC Capital Markets, LLC

Attn: Transaction Management

200 Vesey Street, 8th Floor

New York, New York 10281

(866) 375-6829

rbcnyfixedincomeprospectus@rbccm.com

UBS Securities LLC

Attn: Prospectus Department

1285 Avenue of the Americas

New York, New York 10019

(888) 827-7275

This press release shall not constitute an offer to sell or the solicitation of any offer to buy, nor shall there be any sale of these securities in any state or jurisdiction in which such an offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws any such state or jurisdiction.

Important Cautionary Information Regarding Forward-Looking Statements

Certain statements in this release, other than purely historical information, including statements about the offering and the intended use of proceeds therefrom, are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements that include the words “expect,” “intend,” “plan,” “seek,” “believe,” “project,” “predict,” “anticipate,” “potential,” “will,” “may,” “would” and similar statements of a future or forward-looking nature may be used to identify forward-looking statements. All forward-looking statements address matters that involve risks and uncertainties, many of which are beyond Triton’s control. Accordingly, there are or will be important factors that could cause actual results to differ materially from those indicated in such statements and, therefore, you should not place undue reliance on any such statements.

These factors include, without limitation, economic, business, competitive, market and regulatory conditions and the following: the impact of COVID-19 on our business and financial results; decreases in the demand for leased containers; decreases in market leasing rates for containers; difficulties in re-leasing containers after their initial fixed-term leases; our customers’ decisions to buy rather than lease containers; dependence on a limited number of customers for a substantial portion of revenues; customer defaults; decreases in the selling prices of used containers; extensive competition in the container leasing industry; difficulties stemming from the international nature of our business; decreases in demand for international trade; disruption to our operations resulting from the political and economic policies of the United States and other countries, particularly China, including but not limited to the impact of trade wars, duties and tariffs; disruption to our operations from failures of, or attacks on, our information technology systems; disruption to our operations as a result of natural disasters; compliance with laws and regulations related to economic and trade sanctions, security, anti-terrorism, environmental protection and corruption; our ability to obtain sufficient capital to support our growth; restrictions imposed by the terms of our debt agreements; the achievement of our capital structure plans and related timing; changes in tax laws in Bermuda, the United States and other countries and other risks and uncertainties, including those risk factors set forth in the section entitled “Risk Factors” in our Form 10-K filed with the SEC on February 16, 2021 and our preliminary prospectus supplement and accompanying prospectus related to the public offering filed with the SEC on August 11, 2021.

The foregoing list of important factors should not be construed as exhaustive and should be read in conjunction with the other cautionary statements that are included herein and elsewhere. Any forward-looking statements made herein are qualified in their entirety by these cautionary statements, and there can be no assurance that the actual results or developments anticipated by us will be realized or, even if substantially realized, that they will have the expected consequences to, or effects on Triton or its business or operations. Except to the extent required by applicable law, we undertake no obligation to update publicly or revise any forward-looking statement, whether as a result of new information, future developments or otherwise.

About Triton International Limited

Triton International Limited is the world’s largest lessor of intermodal freight containers. With a container fleet of 6.9 million twenty-foot equivalent units (“TEU”), Triton’s global operations include acquisition, leasing, re-leasing and subsequent sale of multiple types of intermodal containers and chassis.

View source version on businesswire.com: https://www.businesswire.com/news/home/20210811005865/en/

Andrew Greenberg

Senior Vice President

Business Development & Investor Relations

914-697-2900

Source: Triton International Limited